[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:           IMMEDIATE RELEASE

CONTACTS:      Leonard S. Yurkovic, Acting CEO
               610-252-3205
               610-252-3102 (Fax)
               www.ptgamex.com


                    PARAGON TECHNOLOGIES ANNOUNCES RESULTS OF
                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                    - - - - -
        L. Jack Bradt, Founder and Former Chairman and President and CEO
                      Retires from the Board of Directors

EASTON, PA -- August 2, 2007 -- Paragon Technologies, Inc. (Amex:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, announced the results of the vote taken at its Annual Meeting of Stockholders held in Bethlehem, Pennsylvania yesterday.

Ninety-three percent of all of the outstanding shares of Paragon Technologies, Inc. were voted at the Annual Meeting of Stockholders. As a result of the voting, all five Directors proposed by the Board of Directors were elected. Elected to the Board of Directors for a one-year term or until their successors have been elected and qualified were:
    o  Robert J. Blyskal
    o  Theodore W. Myers
    o  Anthony W. Schweiger
    o  Samuel L. Torrence
    o  Leonard S. Yurkovic

Also at the Annual Meeting, the stockholders did not approve the Company's 2007 Equity Incentive Plan.

In other news, L. Jack Bradt, age 79, Founder, Former Chairman, President, and Chief Executive Officer retired from the Board of Directors yesterday. Len Yurkovic, Acting CEO of Paragon Technologies, Inc., commented, "Jack Bradt has devoted his entire career to the Company, and his vision and persistence created the foundation for the high respect that the Company now enjoys in the markets it serves. Words cannot adequately express our thanks and appreciation to Jack Bradt for his lifetime contribution. On behalf of the Board of Directors and employees of the Company, I would like to thank Jack for all that he has done for the Company."




                                     [MORE]

  We Build Productivity                                      [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                       o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com

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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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No other proposals were presented for action at the Annual Meeting of
Stockholders.

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.


About Paragon Technologies
Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, CVS Pharmacy, and Maybelline.


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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2006 and the most recent quarterly report on Form 10-Q for the quarter ended March 31, 2007.

     This press release and prior releases are available at www.ptgamex.com.
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